UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2024

EACO CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-14311	59-2597349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5065 East Hunter Avenue

Anaheim, CA 92807

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 876-2490

Not applicable

(Former name or Former Address if Changed Since Last Report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 10, 2024, Bisco Industries, Inc. (“Bisco”), a wholly-owned subsidiary of EACO Corporation (”EACO,” together with Bisco, the “Company”), executed a Change in Terms Agreement dated as of April 12, 2024 (the “Amendment”) with Citizens Business Bank (the “Lender”) to modify terms of that certain Business Loan Agreement dated as of November 5, 2022 between Bisco and the Lender, as amended (the “Loan Agreement”), which provided the Company with a $15,000,000 line of credit. The Amendment (i) extends the expiration date of the line of credit under the Loan Agreement to February 15, 2026; and (ii) increases the principal loan amount under the line of credit to $20,000,000.

Under this line of credit as amended, Bisco may borrow from the Lender up to $20,000,000 from time to time, subject to Bisco’s continued compliance with certain financial and other covenants in the Loan Agreement. Bisco’s obligations under the line of credit are secured by substantially all of the Company’s assets. EACO also continues to guarantee the performance of all of Bisco’s obligations under this line of credit.

The foregoing descriptions are qualified in their entirety by the Amendment, which is filed herewith, and the Loan Agreement and other ancillary agreements previously filed with by the Company with the Securities and Exchange Commission.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Change In Terms Agreement dated April 12, 2024, between Bisco Industries, Inc. and Citizens Business Bank ($20,000,000 line of credit).
10.2	Business Loan Agreement dated April 12, 2024, between Bisco and Citizens Business Bank ($20,000,000)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EACO CORPORATION

Date: May 14, 2024	By:	/S/ MICHAEL NARIKAWA
Michael Narikawa, Principal Accounting Officer